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                                                                   EXHIBIT 99.12

PROXY
                       PATRIOT AMERICAN HOSPITALITY, INC.
                 PATRIOT AMERICAN HOSPITALITY OPERATING COMPANY
                 3030 LBJ FREEWAY, SUITE 1500, DALLAS, TX 75234

PROXY FOR SPECIAL MEETINGS OF STOCKHOLDERS TO BE HELD ON DECEMBER 31, 1997

   THIS PROXY IS SOLICITED BY EACH OF THE BOARD OF DIRECTORS OF PATRIOT REIT
            AND THE BOARD OF DIRECTORS OF PATRIOT OPERATING COMPANY

  The undersigned hereby constitutes and appoints Paul A. Nussbaum and Rex E. Stewart, and each of them, as Proxies of the undersigned, with full power of substitution in each, to represent the undersigned at the Patriot REIT Special Meeting (as defined below) and the Patriot Operating Company Special Meeting (as defined below) and to vote all shares of Common Stock of Patriot American Hospitality, Inc. ("Patriot REIT") and all shares of Common Stock of Patriot American Hospitality Operating Company ("Patriot Operating Company") which the undersigned may be entitled to vote at the Special Meetings of Stockholders of Patriot REIT and Patriot Operating Company to be held at the Wyndham Anatole Hotel, located at 2201 Stemmons Freeway, Dallas, Texas, at 9:30 a.m. and 10:30 a.m. local time, respectively, on December 31, 1997, and at any adjournments or postponements thereof (the "Patriot REIT Special Meeting" and the "Patriot Operating Company Special Meeting," respectively).

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE PATRIOT REIT SPECIAL MEETING AND THE PATRIOT OPERATING COMPANY SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RESPECTIVE BOARDS OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

     PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                 ENVELOPE.

                                                                SEE REVERSE SIDE

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[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE
EACH OF THE BOARD OF DIRECTORS OF PATRIOT REIT AND PATRIOT OPERATING COMPANY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of April 14, 1997, between Patriot REIT and Wyndham Hotel Corporation, as thereafter ratified by Patriot REIT and Patriot Operating Company, and as thereafter amended by Patriot REIT, Patriot Operating Company and Wyndham Hotel Corporation, and the transactions contemplated thereby.

    Patriot REIT........................... [_] FOR [_] AGAINST [_] ABSTAIN
    Patriot Operating Company.............. [_] FOR [_] AGAINST [_] ABSTAIN

2. To consider and vote upon a proposal to amend the Pairing Agreement, dated February 17, 1983, as amended, between Patriot REIT and Patriot Operating Company.

    Patriot REIT........................... [_] FOR [_] AGAINST [_] ABSTAIN
    Patriot Operating Company.............. [_] FOR [_] AGAINST [_] ABSTAIN

3. To consider and vote upon a proposal to amend and restate the Amended and Restated Certificate of Incorporation of Patriot REIT or Patriot Operating Company, as the case may be.

    Patriot REIT........................... [_] FOR [_] AGAINST [_] ABSTAIN
    Patriot Operating Company.............. [_] FOR [_] AGAINST [_] ABSTAIN

4. To consider and act upon any other matters that may properly be brought before the Patriot REIT Special Meeting or the Patriot Operating Company Special Meeting and at any adjournments or postponements thereof.

                                                THE UNDERSIGNED HEREBY
                                              ACKNOWLEDGE(S) RECEIPT OF A COPY
                                              OF THE NOTICES OF THE PATRIOT
                                              REIT SPECIAL MEETING AND THE
                                              PATRIOT OPERATING COMPANY
                                              SPECIAL MEETING, THE JOINT PROXY
                                              STATEMENT/PROSPECTUS AND THE
                                              ACCOMPANYING JOINT PROXY
                                              STATEMENT/PROSPECTUS SUPPLEMENT
                                              WITH RESPECT THERETO AND HEREBY
                                              REVOKE(S) ANY PROXY OR PROXIES
                                              HERETOFORE GIVEN. THIS PROXY MAY
                                              BE REVOKED AT ANY TIME BEFORE IT
                                              IS EXERCISED.

                                              DATED:


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                                              SIGNATURE


                                              ---------------------------------
                                              SIGNATURE
                                              NOTE: PLEASE SIGN EXACTLY AS
                                              NAME APPEARS HEREON. JOINT
                                              OWNERS SHOULD EACH SIGN. WHEN
                                              SIGNING AS ATTORNEY, EXECUTOR,
                                              ADMINISTRATOR, TRUSTEE OR
                                              GUARDIAN, PLEASE GIVE FULL TITLE
                                              AS SUCH.